UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30,  2016

SOUTHWEST BANCORP, INC.

(Exact name of registrant as specified in its charter)

Oklahoma	001-34110	73-1136584
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

608 South Main Street, Stillwater, Oklahoma	74074
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (405) 742-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On September 30,  2016,  Southwest Bancorp, Inc. (the “Company”) issued a press release announcing its plan to release its third quarter 2016 results after the market closes on Tuesday October 18,  2016. The Company announced that it will host an investor conference call and webcast to review the results on Wednesday, October 19, 2016, at 10:00 a.m. Central Time. The webcast will include a slide presentation which consists of information regarding the Company's operating and growth strategies and financial performance. The presentation materials will be posted on the Company's website on October 19, 2016. The press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits:

99.1:Press Release dated September 30, 2016

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 30, 2016

SOUTHWEST BANCORP, INC. By: /s/ Joe T. Shockley, Jr. Name: Joe T. Shockley, Jr. Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description	Method of Filing

99.1	Press Release dated September 30, 2016	Filed herewith electronically